                                                               Exhibit 10.20

                             AMENDMENT TO LOAN AGREEMENT


         THIS AMENDMENT TO LOAN AGREEMENT ("Amendment") is entered into as of October 1, 1997, by and between Paper Warehouse, Inc., a Minnesota corporation ("Borrower"), Yale T. Dolginow, a resident of Minnesota ("Guarantor") and Richfield Bank & Trust Co., a Minnesota banking corporation ("Bank").


                                  R E C I T A L S :


         WHEREAS, the Borrower is bound by the terms and conditions of that certain Loan Agreement dated January 29, 1997 ( the "Loan Agreement") by and between the Borrower, Yale T. Dolginow, as Guarantor (the "Guarantor") and the Bank, pursuant to which the Bank granted to the Borrower a Line of Credit of $7,500,000 (the "Loan");

         WHEREAS, the Loan is evidenced by a Revolving Promissory Note in the principal amount of $7,500,000 dated January 29, 1997, given by the Borrower to the Bank (the "Note");

         WHEREAS, the Borrower has requested an extension of the term of the Loan and the Guarantor has requested that he be released from his obligations under the terms of his Guaranty of the Loan upon receipt by the Borrower of additional equity capital; and

         WHEREAS, the Bank is willing to grant such an extension and so release the Guarantor and the Borrower, the Guarantor and the Bank have agreed to amend the Loan Agreement to reflect such extension to be effective on the satisfaction of the conditions set forth below;

         NOW, THEREFORE, the Loan Agreement is hereby amended and the Bank, the Borrower and the Guarantor agree as follows:

1. Upon satisfaction of the conditions set forth in paragraph 7 below, Section
2.01 of the Loan Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

         Section 2.01 REVOLVING LOAN. The Bank shall, on the terms and subject to the conditions hereinafter set forth, make Advances to the Borrower from time to time during the period from the date hereof to and including May 31, 1999, in an aggregate amount not to exceed at any time outstanding taken together with the available amount of all issued and outstanding Letters of Credit issued by the Bank pursuant to Section 2.07, the lesser of $7,500,000 or the following amounts: the lesser of (a) the Borrowing Base plus $1,500,000 or (b) 65% of the aggregate value of Eligible Inventory of Borrower, (the "Line of Credit").

    Notwithstanding the foregoing, the Bank shall not be obligated at any time to make Advances under the Line of Credit, if, after giving effect to the Advance requested, the unpaid principal amount of Advances made by the Bank exceeds the lesser of $7,500,000 or the maximum amount of Advances permitted under this Section. Further, in a period of at least 60 consecutive days during each fiscal year, Borrower shall limit the amount outstanding under the Line of Credit to the maximum amount of the Borrowing Base in effect for such period. Within the limits of the Line of Credit, the Borrower may borrow, prepay, and reborrow under this
    Section 2.01.

In addition, at such time, the reference to May 31, 1998 appearing at the end of
Section 2.05 of the Loan Agreement shall be amended to refer to May 31, 1999.

2. Upon the effectiveness of the amendment described in the preceding paragraph, all references to the Note in the Loan Agreement shall mean and refer to the Amended and Restated Revolving Promissory Note dated as of the date of the effectiveness of such amendment, executed by the Borrower in the original principal amount of $7,500,000 and payable to the order of the Bank in the form attached hereto as Exhibit A.

3. Upon satisfaction of the conditions set forth in paragraph 7 below, Section
5.17 of the Loan Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

    Section 5.17 DEBT TO TANGIBLE NET WORTH RATIO. The Borrower shall achieve a ratio of Debt (exclusive of Subordinated Debt) to Tangible Net Worth as of the end of Borrower's fiscal years ending in January 1998 and January 1999 of not more than 2.00 to 1.

4. Upon satisfaction of the conditions set forth in paragraph 7 below, Section
5.18 of the Loan Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

         Section 5.18 MINIMUM NET INCOME. During the fiscal years ending in January 1998 and January 1999, the Borrower shall achieve a net income before distributions to shareholders of not less than $1,500,000.

5. Upon satisfaction of the conditions set forth in paragraph 7 below, Section
5.19 of the Loan Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

         Section 5.19 MINIMUM TANGIBLE NET WORTH. The Borrower shall have a minimum Tangible Net Worth of not less than $6,000,000 as of the end of its fiscal year ending in January 1998 and January 1999.

6. Upon satisfaction of the conditions set forth in paragraph 7 below, Section
5.20 of the Loan Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

         Section 5.20 CURRENT RATIO. The Borrower shall achieve a ratio of its current assets to its current liabilities of not less than 1 to 1 as of the end of its fiscal years ending in January 1998 and January 1999..

7. As a condition to this Amendment, the following documents, agreements and other items shall have been timely executed and/or delivered to the Bank by the Borrower, each of which documents, agreements and other items shall be in form and substance acceptable to the Bank:

         a. Borrower shall have delivered to the Bank evidence in form and substance reasonably satisfactory to the Bank that Borrower has received proceeds from the sale of its capital stock in an amount not less than $13,000,000.

         b. The obligations evidenced by the Note shall be amended and restated in their entirety pursuant to the terms of the Amended and Restated Revolving Promissory Note in the form set forth in Exhibit A attached hereto and made a part hereof.

8. The Borrower hereby acknowledges, agrees and confirms that the Security Agreement dated January 29, 1997 between the Borrower, as Debtor therein, and the Bank, as Secured Party therein (the "Security Agreement") and any other agreements, instruments, certificates, documents and other certificates relating to or securing the obligations of the Borrower to the Bank under the Loan Agreement, the Note, and all other writings heretofore executed and delivered by the Borrower to the Bank in connection with the Loan Agreement remain in full force and effect and secure or relate to the Amended and Restated Revolving Promissory Note.

5. The Bank acknowledges and agrees that upon satisfaction of the condition set forth in clause a. of paragraph 7 the Guarantor shall be released from any further liability under the terms of the Loan Agreement and the Guaranty delivered by the Guarantor pursuant to the terms of the Loan Agreement. All provision of the Loan Agreement to the extent they relate to obligations of the Guarantor or the Guaranty shall thereupon be deemed to be deleted from the Loan Agreement and of no further force and effect and the Bank agrees to return the original of such Guaranty to the Guarantor.

6. Except as specifically provided herein, all terms and conditions of the Loan Agreement remain in full force and effect, without waiver or modification. All terms defined in the Loan Agreement shall have the same meaning when used in this Amendment, except as otherwise specifically provided herein. This Amendment and the Loan Agreement shall be read together, as one document.

7. The Borrower hereby warrants that the representations and warranties contained in Article IV of the Loan Agreement and in Section 2 of the Security Agreement are true and correct with the same force and effect as if made on and as of the date hereof.

8. In addition to the costs and expenses which the Bank is entitled to recover from the Borrower under the Loan Agreement, the Borrower agrees to reimburse the Bank for all costs and expenses, including reasonable attorney's fees, expended or incurred by the Bank in the negotiation and preparation of this Amendment and in the negotiation or review of any documentation thereto which may be required by or delivered to the Bank in connection with the Loan Agreement, and in connection with the enforcement of the Loan Agreement and this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                             BORROWER:

                             Paper Warehouse, Inc.

                             By  /s/ Yale T. Dolginow
                               ---------------------------------------------
                               Title President and CEO
                               ---------------------------------------------

                             BANK:

                             RICHFIELD BANK & TRUST CO.

                             By  /s/ Daniel J. Robert
                               ----------------------------------------------
                               Title Assistant Vice President
                               ----------------------------------------------

                             GUARANTOR

                             /s/ Yale T. Dolginow
                             ------------------------------------------------
                             Yale T. Dolginow

Acknowledged and agreed to as of the first day of October, 1997.

Firstar Bank Milwaukee, N.A., a participant in the Loan.


By Illegible
   ---------------------------
 Title  Vice President
       -----------------------

                                      Exhibit A

                    AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

    THIS AMENDED AND RESTATED REVOLVING PROMISSORY NOTE amends and restates in its entirety that certain Revolving Promissory Note in the principal amount of $7,500,000 dated January 29, 1997, given by the Borrower to the Bank.

                              REVOLVING PROMISSORY NOTE

$7,500,000                                               Richfield, Minnesota
                                                           ____________, 199_

    FOR VALUE RECEIVED, on May 31, 1999, the undersigned promises to pay to the order of Richfield Bank & Trust Co. (the "Bank") at the Bank's office in Richfield, Minnesota, or at such other place as the holder hereof may designate from time to time, the principal sum of (i) $7,500,000, or (ii) the aggregate unpaid principal amount of all advances of credit made by the Bank to the undersigned pursuant to Section 2.01 or Section 2.07 of that certain Loan Agreement of even date herewith, by and between the undersigned, Yale T. Dolginow and the Bank, as it may be amended from time to time (the "Agreement"), whichever is less, plus interest thereon from the date of each advance in whole or in part included in such amount, computed on the basis of the actual number of days elapsed in a 360-day year, at an annual rate that shall always be one half of one percent (0.50%) in excess of the Bank's Base Rate and that shall change when and as said Base Rate shall change. Interest is payable on the earlier of the 30th or last day of each month commencing ________, 199_, and at maturity. The term "Base Rate" means the rate publicly announced by the Bank from time to time as its Base Rate; the Bank may lend to its customers at rates that are at, above or below the Base Rate.
 Notwithstanding the foregoing, if the transaction evidenced by this Note is described in Minnesota Statutes Section 334.01, Subdivision 2, any principal and interest past due more than 10 days shall bear interest from the date due until paid at 2% per annum in excess of the rate otherwise then in effect, which rate shall continue to vary based on further changes in the Base Rate.

    All or any part of the unpaid balance of this Note may be prepaid at any time without penalty. Amounts may be readvanced hereunder in accordance with the terms of the Agreement, provided the principal balance outstanding shall not exceed the amount first above written. The undersigned represents, certifies and agrees that all advances and readvances under this Note shall be used solely for those business purposes permitted under the Agreement.

    In the event of any default in the payment of this Note or the occurrence of an Event of Default under the terms of the Agreement or any of the "Loan Documents" (as defined therein), or in any other note, obligation, agreement, mortgage or writing heretofore, herewith or hereafter given to or acquired by the holder of this Note to which any maker, endorser, guarantor or surety of this Note or any other person providing security for this Note or for any guaranty for this Note is a party; then in any such event the holder of this Note may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall become due and payable for the entire unpaid principal balance of this Note plus accrued interest and other charges on this Note without any presentment, demand, protest or other notice of any kind.

    The undersigned and each endorser, guarantor and surety hereof jointly and severally agree to pay this Note; guarantee payment hereof; waive demand, presentment, protest, notice of protest, notice of dishonor and notice of nonpayment of this Note; consent to any extensions and renewals hereof without notice; consent to the release of any of them by the holder hereof with or without consideration or notice; exonerate the holder hereof from all duty and obligation to make demand on anyone for payment of any collateral now or hereafter securing this Note or to give notice to anyone of nonpayment thereof or to collect or sell the same; consent to the extension, renewal, exchange, surrender or release of any such collateral by the holder hereof with or without consideration or notice; agree that no act, omission or thing, except full payment of this Note, which but for this provision could act as a release or impairment of their liability, shall in any way release, impair or affect the liability of any of them; agree that when or at any time after this Note becomes due the holder of this Note may offset or charge the full amount owing on this Note against any account then maintained by any of them with the holder of this Note without notice; agree to pay on demand all costs and expenses of the holder of this Note in connection with the enforcement of this Note and any security and guaranties for this Note, including without limitation reasonable attorneys' fees, plus interest on such amounts at the rate set forth in this Note; and consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related in any way to this Note or any security or guaranty of this Note, waive any argument that venue in such forum is not convenient, and agree that any litigation initiated by any of them against the Bank or any other holder of this Note relating in any way to this Note or any security or guaranty for this Note shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. Interest on any amount under this Note shall continue to accrue, at the option of the holder of this Note, until such holder receives final payment of such amount in collected funds in form and substance acceptable to such holder.

    No waiver of any right or remedy hereunder shall be valid unless in writing executed by the holder hereof, and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of the holder of this Note are cumulative and may be exercised singly, concurrently or successively. This Note shall be governed by and construed in accordance with the laws of the United States of America and the State of Minnesota.

                             PAPER WAREHOUSE, INC.


                             By
                                -----------------------------------------
                             Title
                                   --------------------------------------


                                            2